Exhibit 99.1

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JULY 21, 2003


 RIG NAME              WD          DESIGN                LOCATION            STATUS*              OPERATOR
---------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
---------------------------------------------------------------------------------------------------------------------
Ocean Quest           3,500'    Victory Class                GOM             Contracted             Murphy
---------------------------------------------------------------------------------------------------------------------
Ocean Star            5,500'    Victory Class                GOM             Contracted           Kerr McGee
---------------------------------------------------------------------------------------------------------------------
Ocean America         5,500'    Ocean Odyssey                GOM             Contracted              Devon
---------------------------------------------------------------------------------------------------------------------
Ocean Valiant         5,500'    Ocean Odyssey                GOM             Contracted              Devon
---------------------------------------------------------------------------------------------------------------------
Ocean Victory         5,500'    Victory Class                GOM                Idle                   -
---------------------------------------------------------------------------------------------------------------------
Ocean Confidence      7,500'    DP Aker H-3.2 Modified       GOM             Contracted               BP
---------------------------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
---------------------------------------------------------------------------------------------------------------------
Ocean Concord         2,200'    F&G SS-2000                  GOM             Contracted           Kerr McGee
---------------------------------------------------------------------------------------------------------------------
Ocean Lexington       2,200'    F&G SS-2000                  GOM             Contracted        Walter Oil & Gas
---------------------------------------------------------------------------------------------------------------------
Ocean Saratoga        2,200'    F&G SS-2000                  GOM             Contracted            Westport
---------------------------------------------------------------------------------------------------------------------
Ocean Worker          3,500'    F&G 9500 Enhanced            GOM             Contracted              LLOG
                                Pacesetter
---------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (11)
---------------------------------------------------------------------------------------------------------------------
Ocean Crusader        200'      Mat Cantilever               GOM             Contracted        Walter Oil & Gas

---------------------------------------------------------------------------------------------------------------------
Ocean Drake           200'      Mat Cantilever               GOM             Contracted          ChevronTexaco
---------------------------------------------------------------------------------------------------------------------
Ocean Columbia        250'      Independent Leg              GOM                Idle                   -
                                Cantilever
---------------------------------------------------------------------------------------------------------------------
Ocean Spartan         300'      Independent Leg              GOM             Contracted          Noble Energy
                                Cantilever
---------------------------------------------------------------------------------------------------------------------
Ocean Spur            300'      Independent Leg              GOM             Contracted            Newfield
                                Cantilever
---------------------------------------------------------------------------------------------------------------------
Ocean King            300'      Independent Leg              GOM             Contracted           BP America
                                Cantilever
---------------------------------------------------------------------------------------------------------------------
Ocean Nugget          300'      Independent Leg              GOM             Contracted          Taylor Energy
                                Cantilever
---------------------------------------------------------------------------------------------------------------------
Ocean Summit          300'      Independent Leg              GOM             Contracted            Spinnaker
                                Cantilever
---------------------------------------------------------------------------------------------------------------------
Ocean Warwick         300'      Independent Leg              GOM             Contracted           BP America
                                Cantilever
---------------------------------------------------------------------------------------------------------------------
Ocean Titan           350'      Independent Leg Slot         GOM       Shipyard for cantilever         -
                                                                              upgrade
---------------------------------------------------------------------------------------------------------------------
Ocean Tower           350'      Independent Leg              GOM             Contracted        Ridgelake Energy
                                Cantilever
---------------------------------------------------------------------------------------------------------------------

                                       1

---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
---------------------------------------------------------------------------------------------------------------------
MEXICO
------
---------------------------------------------------------------------------------------------------------------------
Ocean Ambassador      1,100'    Bethlehem SS-2000            GOM             Contracted              PEMEX
---------------------------------------------------------------------------------------------------------------------
Ocean Whittington     1,500'    Aker H-3                    Ghana            Contracted              PEMEX
---------------------------------------------------------------------------------------------------------------------
AFRICA
------
---------------------------------------------------------------------------------------------------------------------
Ocean Patriot         1,500'    Bingo 3000               South Africa           Idle                   -
---------------------------------------------------------------------------------------------------------------------
NORTH SEA
---------
---------------------------------------------------------------------------------------------------------------------
Ocean Nomad           1,200'    Aker H-3                  North Sea          Contracted           PetroCanada
---------------------------------------------------------------------------------------------------------------------
Ocean Guardian        1,500'    Earl & Wright Sedco 711  North Sea          Contracted              Shell
                                Series
---------------------------------------------------------------------------------------------------------------------
Ocean Princess        1,500'    Aker H-3                  North Sea          Contracted            Talisman
---------------------------------------------------------------------------------------------------------------------
Ocean Vanguard        1,500'    Bingo 3000                North Sea              _                     _
---------------------------------------------------------------------------------------------------------------------
AUSTRALASIA
-----------
---------------------------------------------------------------------------------------------------------------------
Ocean Bounty          1,500'    Victory Class             Australia          Contracted              Inpex
---------------------------------------------------------------------------------------------------------------------
Ocean Epoch           1,640'    Korkut                    Australia             Idle                   -
---------------------------------------------------------------------------------------------------------------------
Ocean General         1,640'    Korkut                     Vietnam           Contracted          PetroVietnam
---------------------------------------------------------------------------------------------------------------------
Ocean Baroness        7,000'    Victory Class             Indonesia          Contracted             Unocal
---------------------------------------------------------------------------------------------------------------------
Ocean Rover           7,000'    Victory Class             Singapore          Contracted             Murphy
---------------------------------------------------------------------------------------------------------------------
BRAZIL
------
---------------------------------------------------------------------------------------------------------------------
Ocean Yorktown        2,850'    F&G SS-2000                 Brazil              Idle                   -
---------------------------------------------------------------------------------------------------------------------
Ocean Yatzy           3,300'    DP DYVI Super Yatzy         Brazil           Contracted            Petrobras
---------------------------------------------------------------------------------------------------------------------
Ocean Winner          3,500'    Aker H-3                    Brazil           Contracted            Petrobras
---------------------------------------------------------------------------------------------------------------------
Ocean Alliance        5,000'    Alliance Class              Brazil           Contracted            Petrobras
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
---------------------------------------------------------------------------------------------------------------------
Ocean Clipper         7,500'    DP Fluor/Mitsubishi         Brazil           Contracted            Petrobras
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS (2)
---------------------------------------------------------------------------------------------------------------------
Ocean Sovereign       250'      Independent Leg             Indonesia             Idle                   -
                                Cantilever
---------------------------------------------------------------------------------------------------------------------
Ocean Heritage        300'      Independent Leg             Indonesia          Contracted              CNOOC
                                Cantilever
---------------------------------------------------------------------------------------------------------------------


                                       2

COLD STACKED (7)
---------------------------------------------------------------------------------------------------------------------
Ocean Liberator       600'      Aker H-3                  S. Africa         Cold Stacked               -
---------------------------------------------------------------------------------------------------------------------
Ocean Century         800'      Korkut                       GOM            Cold Stacked               -
---------------------------------------------------------------------------------------------------------------------
Ocean Prospector      1,700'    Victory Class                GOM            Cold Stacked               -
---------------------------------------------------------------------------------------------------------------------
Ocean Champion        250'      Mat Slot                     GOM            Cold Stacked               -
---------------------------------------------------------------------------------------------------------------------
Ocean Endeavor        2,000'    Victory Class                GOM            Cold Stacked               -
---------------------------------------------------------------------------------------------------------------------
Ocean Voyager         3,200'    Victory Class                GOM            Cold Stacked               -
---------------------------------------------------------------------------------------------------------------------
Ocean New Era         1,500'    Korkut                       GOM            Cold Stacked               -
---------------------------------------------------------------------------------------------------------------------


NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **


 RIG NAME                    CURRENT TERM        DAYRATE (000S)     START DATE
----------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
----------------------------------------------------------------------------------------
Ocean Quest               one well plus option      low 50's        mid June 2003
----------------------------------------------------------------------------------------
Ocean Star                nine month term work      mid 80's      early March 2003
----------------------------------------------------------------------------------------
Ocean America                   one well           upper 60's      early June 2003
----------------------------------------------------------------------------------------
Ocean Valiant                   one well           upper 50's      late April 2003
----------------------------------------------------------------------------------------
Ocean Victory                       -                  -                  -
----------------------------------------------------------------------------------------
Ocean Confidence             five-year term          170's       early January 2001
----------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
----------------------------------------------------------------------------------------
Ocean Concord           first of two wells plus      mid 40's       early July 2003
                                option
----------------------------------------------------------------------------------------
Ocean Lexington            second of two wells     upper 30's      early May 2003
----------------------------------------------------------------------------------------
Ocean Saratoga            one well plus option     upper 30's         mid June
----------------------------------------------------------------------------------------
Ocean Worker                    one well            mid 40's       late April 2003
----------------------------------------------------------------------------------------
DOMESTIC JACKUPS (11)
----------------------------------------------------------------------------------------
Ocean Crusader          first of two wells plus     low 20's       late June 2003
                                 option
----------------------------------------------------------------------------------------
Ocean Drake                     12 months           low 20's      late August 2002
----------------------------------------------------------------------------------------
Ocean Columbia                      -                  -                  -
----------------------------------------------------------------------------------------
Ocean Spartan                   one well            low 20's        mid May 2003
----------------------------------------------------------------------------------------
Ocean Spur                      one well            mid 20's       late June 2003
----------------------------------------------------------------------------------------
Ocean King                   multiple wells         mid 20's      early April 2003
----------------------------------------------------------------------------------------
Ocean Nugget            seventh of seven wells plus  mid 20's       mid March 2003
                                 option
----------------------------------------------------------------------------------------
Ocean Summit              one well plus option      mid 20's       early July 2003
----------------------------------------------------------------------------------------
Ocean Warwick                multiple wells         mid 20's       mid April 2003
----------------------------------------------------------------------------------------
Ocean Titan                         -                  -                  -
----------------------------------------------------------------------------------------
Ocean Tower                second of two wells     upper 20's       mid May 2003
----------------------------------------------------------------------------------------


                                       1

----------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
----------------------------------------------------------------------------------------
MEXICO
----------------------------------------------------------------------------------------
Ocean Ambassador           four year term work      mid 50's       late July 2003
----------------------------------------------------------------------------------------
Ocean Whittington          four year term work      low 60's       late July 2003
----------------------------------------------------------------------------------------
AFRICA
------
----------------------------------------------------------------------------------------
Ocean Patriot                       -                  -                  -
----------------------------------------------------------------------------------------
NORTH SEA
---------
----------------------------------------------------------------------------------------
Ocean Nomad                     one well            mid 40's        mid June 2003
----------------------------------------------------------------------------------------
Ocean Guardian         one year plus one year       low 50's      early April 2003
                                option
----------------------------------------------------------------------------------------
Ocean Princess          first of two wells plus     low 40's        late May 2003
                                option
----------------------------------------------------------------------------------------
Ocean Vanguard                      _                  _                  _
----------------------------------------------------------------------------------------
AUSTRALASIA
-----------
----------------------------------------------------------------------------------------
Ocean Bounty              three wells plus two     lower 70's       mid June 2003
----------------------------------------------------------------------------------------
Ocean Epoch                         -                  -                  -
----------------------------------------------------------------------------------------
Ocean General             First of three wells      mid 50's        mid May 2003
----------------------------------------------------------------------------------------
Ocean Baroness            400 days plus option       110's         late March 2003
----------------------------------------------------------------------------------------
Ocean Rover              Three wells plus option      110s          mid July 2003
----------------------------------------------------------------------------------------
BRAZIL
------
----------------------------------------------------------------------------------------
Ocean Yorktown                      -                  -                  -
----------------------------------------------------------------------------------------
Ocean Yatzy             five-year term plus option   120's       early November 1998
----------------------------------------------------------------------------------------
Ocean Winner               one year extension       low 60's     early November 2002
----------------------------------------------------------------------------------------
Ocean Alliance             four-year contract        110's      early September 2000
----------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
----------------------------------------------------------------------------------------
Ocean Clipper              one-year extension        100's        mid February 2003
----------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS (2)
----------------------------------------------------------------------------------------
Ocean Sovereign                       -                  -                  -
----------------------------------------------------------------------------------------
Ocean Heritage              12 month term program    upper 40's    late December 2002
----------------------------------------------------------------------------------------

                                        2

COLD STACKED (7)
----------------------------------------------------------------------------------------
Ocean Liberator                     -                  -                  -
----------------------------------------------------------------------------------------
Ocean Century                       -                  -                  -
----------------------------------------------------------------------------------------
Ocean Prospector                    -                  -                  -
----------------------------------------------------------------------------------------
Ocean Champion                      -                  -                  -
----------------------------------------------------------------------------------------
Ocean Endeavor                      -                  -                  -
----------------------------------------------------------------------------------------
Ocean Voyager                       -                  -                  -
----------------------------------------------------------------------------------------
Ocean New Era                       -                  -                  -
----------------------------------------------------------------------------------------


NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **


 RIG NAME             ESTIMATED END DATE     FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-----------------------------------------------------------------------------------------------
Ocean Quest           early September 2003   available
-----------------------------------------------------------------------------------------------
Ocean Star             late October 2003     available.
-----------------------------------------------------------------------------------------------
Ocean America          early August 2003     available
-----------------------------------------------------------------------------------------------
Ocean Valiant           mid August 2003      available.
-----------------------------------------------------------------------------------------------
Ocean Victory                  -             available
-----------------------------------------------------------------------------------------------
Ocean Confidence       early January 2006    available.
-----------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-----------------------------------------------------------------------------------------------
Ocean Concord           early October 2003    available

-----------------------------------------------------------------------------------------------
Ocean Lexington         mid August 2003      available
-----------------------------------------------------------------------------------------------
Ocean Saratoga           late July 2003      available
-----------------------------------------------------------------------------------------------
Ocean Worker           early August 2003     Prepare for PEMEX contract work following LLOG well;
                                             four year term work in GOM in upper 60's ending
                                             in late July 2007.
-----------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (11)
-----------------------------------------------------------------------------------------------
Ocean Crusader        late September 2003    available
-----------------------------------------------------------------------------------------------
Ocean Drake              late July 2003      Rig currently scheduled for 30-day downtime during
                                             current contract for survey beginning early 3rd Qtr.
-----------------------------------------------------------------------------------------------
Ocean Columbia                 -             available
-----------------------------------------------------------------------------------------------
Ocean Spartan            late July 2003      available.
-----------------------------------------------------------------------------------------------
Ocean Spur            early September 2003   available.

-----------------------------------------------------------------------------------------------
Ocean King              mid August 2003      available
-----------------------------------------------------------------------------------------------
Ocean Nugget            early August 2003     One well extension with Taylor in mid 20s beginning
                                              early August 2003 and ending early September 2003.
-----------------------------------------------------------------------------------------------
Ocean Summit            mid August 2003      available
-----------------------------------------------------------------------------------------------
Ocean Warwick          early August 2003     available
-----------------------------------------------------------------------------------------------
Ocean Titan                    -             Cantilever upgrade ending mid December 2003.
-----------------------------------------------------------------------------------------------
Ocean Tower              late July 2003      One well with Merit Energy in upper 20's beginning
                                             late July and ending late August 2003.
-----------------------------------------------------------------------------------------------

                                       1

----------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
-----------------------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------------------
Ocean Ambassador       mid December 2007     Preparing for PEMEX work
-----------------------------------------------------------------------------------------------
Ocean Whittington      early October 2006    Preparing for PEMEX contract; currently under tow
                                             from Ghana.
-----------------------------------------------------------------------------------------------
AFRICA
------
-----------------------------------------------------------------------------------------------
Ocean Patriot                  -             available
-----------------------------------------------------------------------------------------------
NORTH SEA
---------
-----------------------------------------------------------------------------------------------
Ocean Nomad             late August 2003     available
-----------------------------------------------------------------------------------------------
Ocean Guardian          late March 2004      available

-----------------------------------------------------------------------------------------------
Ocean Princess          mid October 2003     First option declared plus option with Talisman in
                                             low 40s beginning mid October 2003 and ending early
                                             January 2004.
-----------------------------------------------------------------------------------------------
Ocean Vanguard                 _             Survey complete July 2003; then available
-----------------------------------------------------------------------------------------------
AUSTRALASIA
-----------
-----------------------------------------------------------------------------------------------
Ocean Bounty          early February 2004    available
-----------------------------------------------------------------------------------------------
Ocean Epoch                    -             available.
-----------------------------------------------------------------------------------------------
Ocean General           late August 2003     Three wells plus option with Petro Vietnam in Viet
                                             Nam in mid 50's beginning in mid September 2003 and
                                             ending in late January 2004.
-----------------------------------------------------------------------------------------------
Ocean Baroness           early May 2004      available.
-----------------------------------------------------------------------------------------------
Ocean Rover            late November 2003    available.
-----------------------------------------------------------------------------------------------
BRAZIL
------
-----------------------------------------------------------------------------------------------
Ocean Yorktown                 -             Preparing to mobe to U.S. GOM; available.
-----------------------------------------------------------------------------------------------
Ocean Yatzy           early November 2003    available.
-----------------------------------------------------------------------------------------------
Ocean Winner           late November 2003    Scheduled for survey in 4th Qtr. Estimated downtime
                                             60 days.
-----------------------------------------------------------------------------------------------
Ocean Alliance        early September 2004   Scheduled for survey in 4th Qtr. Estimated downtime
                                             60 days.
-----------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
-----------------------------------------------------------------------------------------------
Ocean Clipper          early January 2004    available.
-----------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS (2)
-----------------------------------------------------------------------------------------------
Ocean Sovereign                  -             available
-----------------------------------------------------------------------------------------------
Ocean Heritage             late July 2003      Early termination provision exercised (30 days);
                                               available
-----------------------------------------------------------------------------------------------

                                       2

COLD STACKED (7)
-----------------------------------------------------------------------------------------------
Ocean Liberator                -             Cold stacked Nov. '02
-----------------------------------------------------------------------------------------------
Ocean Century                  -             Cold stacked July '98
-----------------------------------------------------------------------------------------------
Ocean Prospector               -             Cold stacked Oct. '99
-----------------------------------------------------------------------------------------------
Ocean Champion                 -             Cold Stacked Feb. '02
-----------------------------------------------------------------------------------------------
Ocean Endeavor                 -             Cold stacked March '02
-----------------------------------------------------------------------------------------------
Ocean Voyager                  -             Cold stacked March '02
-----------------------------------------------------------------------------------------------
Ocean New Era                  -             Cold stacked Dec. '02
-----------------------------------------------------------------------------------------------


NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico

                              ** TABLE COMPLETE **
                                       3